PORTLAND GENERAL HOLDINGS, INC.

               SENIOR OFFICERS' LIFE INSURANCE BENEFIT PLAN

                             1997 RESTATEMENT





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                           TABLE OF CONTENTS


                                                                         PAGE


ARTICLE I-PURPOSE .......................................................  1

     1.1 Purpose ........................................................  1
     1.2 Effective Date .................................................  1

ARTICLE II-DEFINITIONS ..................................................  1

     2.1 Board ..........................................................  1
     2.2 Cash Value .....................................................  1
     2.3 Cause ..........................................................  1
     2.4 Change in Control ..............................................  1
     2.5 Committee ......................................................  2
     2.6 Company ........................................................  2
     2.7 Date of Participation ..........................................  2
     2.8 Direct Subsidiary ..............................................  2
     2.9 Indirect Subsidiary ............................................  2
     2.10 Insurer .......................................................  3
     2.11 Involuntary Termination .......................................  3
     2.12 Merger Agreement ..............................................  3
     2.13 Net Single Premium ............................................  3
     2.14 Participant ...................................................  3
     2.15 Participant's Share ...........................................  4
     2.16 Participating Employer ........................................  4
     2.17 Participating Employer's Share of Premium .....................  4
     2.18 Plan ..........................................................  4
     2.19 Policy ........................................................  4
     2.20 Retirement ....................................................  4
     2.21 Senior Administrative Officer .................................  4
     2.22 Senior Officer ................................................  4

ARTICLE III-PARTICIPATION ...............................................  5

     3.1 Eligibility ....................................................  5
     3.2 Election to Participate ........................................  5

ARTICLE IV-POLICY TITLE AND OWNERSHIP ...................................  5

     4.1 Policy Title ...................................................  5
     4.2 Participating Employer's Security Interest .....................  5

ARTICLE V-PREMIUM PAYMENT ...............................................  5

     5.1 Participating Employer's Premium Payment .......................  5
     5.2 Payment of the Participant's Share .............................  5

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                           TABLE OF CONTENTS

                                                                         PAGE


ARTICLE VI-PARTICIPATING EMPLOYER'S INTEREST IN THE POLICY ..............  5

     6.1 Collateral Assignment ..........................................  5
     6.2 Limitations ....................................................  6

ARTICLE VII-PARTICIPANT'S INTEREST IN THE POLICY ........................  6

     7.1 Upon Surrender or Cancellation .................................  6
     7.2 Upon Death .....................................................  6
     7.3 Ownership of Cash Surrender Value ..............................  6

ARTICLE VIII-PLAN BENEFITS ..............................................  6

     8.1 Upon Termination of Participation in the Plan ..................  6
     8.2 Upon Transfer to a Non-Participating Employer ..................  7
     8.3 Upon Termination of Employment .................................  7
     8.4 Upon a Change in Control .......................................  8
     8.5 Upon Retirement ................................................  8
     8.6 Timely Transfer of Ownership ...................................  8

ARTICLE IX-DURATION OF THE PLAN .........................................  8

     9.1 Plan Continuation ..............................................  8
     9.2 Termination of Arrangement .....................................  9

ARTICLE X-AMENDMENT AND TERMINATION OF PLAN .............................  9

     10.1 Amendment .....................................................  9
     10.2 Termination ...................................................  9

ARTICLE XI-INSURER NOT A PARTY TO PLAN ..................................  9

ARTICLE XII-NAMED FIDUCIARY .............................................  9

     12.1 Senior Administrative Officer; Committee ......................  9
     12.2 Indemnity of Senior Administrative Officer; Committee .........  9
     12.3 Availability of Plan Documents ................................ 10
     12.4 Cost of Plan Administration ................................... 10

ARTICLE XIII-CLAIMS PROCEDURE ........................................... 10

     13.1 Claim ......................................................... 10
     13.2 Denial of Claim ............................................... 10
     13.3 Review of Claim ............................................... 10
     13.4 Final Decision ................................................ 10

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ARTICLE XIV-MISCELLANEOUS ............................................... 11

     14.1 Not a Contract of Employment .................................. 11
     14.2 Liability for Benefits ........................................ 11
     14.3 Allocation of Asset ........................................... 11
     14.4 Protective Provisions ......................................... 11
     14.5 Transfer of Participant's Interest in the Policy .............. 12
     14.6 Terms ......................................................... 12
     14.7 Governing Law ................................................. 12
     14.8 Validity ...................................................... 12
     14.9 Notice ........................................................ 12
     14.10 Successors ................................................... 12

SCHEDULE I

     Death Benefits Payable Under Portland General Corporation
     Senior Officers' Life Insurance Benefit Plan

EXHIBIT A

     Collateral Assignment


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                            INDEX OF TERMS

TERM AND PROVISION NUMBER                                              PAGE

B

Board: 2.1 ............................................................  1

C

Cash Value: 2.2 .......................................................  1
Cause: 2.3 ............................................................  1
Change in Control: 2.4 ................................................  2
Committee: 2.5 ........................................................  2
Company: 2.6 ..........................................................  3

D

Date of Participation: 2.7 ............................................  3
Direct Subsidiary: 2.8 ................................................  3

E

Exchange Act: 2.4(a) ..................................................  2

I

Indirect Subsidiary: 2.9 ..............................................  3
Insurer: 2.10 .........................................................  3

N

Named Fiduciary: 12.1 .................................................  9
Net Single Premium: 2.11 ..............................................  3

P

Participant: 2.12 .....................................................  3
Participant's Share: 2.13 .............................................  3
Participating Employer: 2.14 ..........................................  3
Participating Employer's Share of Premium: 2.15 .......................  4
PGC: 2.4(a) ...........................................................  2
Plan: 2.16 ............................................................  4
Policy: 2.17 ..........................................................  4

R

Retirement: 2.18 ......................................................  4

S

Senior Administrative Officer: 2.19 ...................................  4
Senior Officer: 2.20 ..................................................  4


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                      PORTLAND GENERAL HOLDINGS, INC.

               SENIOR OFFICERS' LIFE INSURANCE BENEFIT PLAN

                             1997 RESTATEMENT


                             ARTICLE I-PURPOSE

1.1  Purpose

     This Plan has been established to provide Senior Officers of Portland General Corporation and Participating Companies with supplemental life insurance protection for their families in the event of death under a split dollar life insurance arrangement. This Plan became effective on January 1, 1987, and was restated effective December 1, 1988, and January 1, 1996.

1.2  Effective Date

     This 1997 Restatement is adopted to make amendments to the Plan effective June 25, 1997.


                          ARTICLE II-DEFINITIONS

     Whenever used in this document, the following terms shall have the meanings set forth in this Article unless a contrary or different meaning is expressly provided:

2.1  Board

     "Board" shall mean the Board of Directors of Portland General
Holdings, Inc..

2.2  Cash Value

     "Cash Value" shall mean the Policy's cash value as that term is defined in the Policy.

2.3  Cause

     "Cause" shall have the meaning specified in any employment contract in effect between the Participant and the Participating Employer; provided, that if no such employment contract is in effect, or if such an employment contract is in effect but does not define the term "Cause," then such term shall mean termination of the Participant's employment by action of the Participating Employer's Board of Directors because of the Participant's
(i) conviction of a felony (which, through lapse of time or otherwise, is not subject to appeal); or (ii) willful refusal without proper legal cause to perform the Participant's duties and responsibilities; or (iii) willfully engaging in conduct which the Participant has or should have reason to know may be materially injurious to PGC, PGE, or the Participating Employer.

2.4  Change in Control

     "Change in Control" shall mean an occurrence in which:


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        (a) Any "person," as such term is used in Section 13(d) and 14(d)
     of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than Portland General Holdings, Inc. ("PGH"), any trustee or other fiduciary holding securities under an employee benefit plan of PGH, or any Employer owned, directly or indirectly, by the stockholders of PGH in substantially the same proportions as their ownership of stock of PGH), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing thirty percent (30%) or more of the combined voting power of PGH's then outstanding voting securities;

        (b) During any period of two (2) consecutive years (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board, and any new director whose election by the Board or nomination for election by PGC's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors as of the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

        (c) Notwithstanding anything to the contrary in the foregoing, no "Change in Control" shall be deemed to have occurred upon the consummation of the Amended and Restated Agreement and Plan of Merger by and among Enron Corp., Portland General Corporation and Enron Oregon Corp., dated as of July 20, 1996, or amended and restated from time to time.

2.5  Committee

     "Committee" shall mean the Non-qualified Benefits Committee of the Board.

2.6  Company

     "Company" shall mean Portland General Holdings, Inc., an Oregon corporation.

2.7  Date of Participation

     "Date of Participation" shall mean the earlier of the date on which the Policy is issued or the date on which the Insurer agrees to bind coverage.

2.8  Direct Subsidiary

     "Direct Subsidiary" shall mean any corporation of which a Participating Employer owns at least eighty percent (80%) of the total combined voting power of all classes of its stock entitled to vote.

2.9  Indirect Subsidiary

     "Indirect Subsidiary" shall mean any corporation of which a Participating Employer directly and constructively owns at least eighty percent (80%) of the total combined voting power of all classes of its stock entitled to vote. In determining the amount of stock of a corporation that is constructively owned by a Participating Employer, stock owned, directly or constructively, by a corporation shall be considered as being owned proportionately by its shareholders according to such shareholders' share of voting power of all classes of its stock entitled to vote.


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2.10 Insurer

     "Insurer" shall mean any insurance company issuing a life insurance policy under this Plan.

2.11 Involuntary Termination

     "Involuntary Termination" shall have the meaning specified in any employment contract in effect between the Participant and the Participating Employer; provided, that if no such employment contract is in effect, or if such an employment contract is in effect but does not define the term "Involuntary Termination," then such term shall mean termination of the Participant's employment under any of the following circumstances:

        (a) Termination by the Participating Employer on any grounds whatsoever except (i) for "Cause" as defined above, or (ii) upon Employee's death or permanent disability; or

        (b) Termination by the Participant within sixty (60) days of and in connection with or based upon any of the following:

            (i) An assignment to the Participant of duties and responsibilities inconsistent with his position or inappropriate to a senior officer of the Participating Employer;

            (ii) A reduction in the Participant's annual base salary or a failure to continue the Participant's participation in any compensation or employee benefit plan or program in which the Participant was participating other than as a result of the expiration of such plan or program or as part of a general program to reduce employee benefits on a proportional basis relative to other employees of the Participating Employer; or

            (iii) A relocation of the Participant from Portland, Oregon without the Participant's consent.

2.12 Merger Agreement

     "Merger Agreement" shall mean the Amended and Restated Agreement and Plan of Merger by and among Enron Corp., Portland General Corporation and Enron Oregon Corp., dated as of July 20, 1996, as that Agreement may be amended or restated from time to time.

2.13 Net Single Premium

     "Net Single Premium" shall mean the amount calculated by an enrolled actuary selected by the Senior Administrative Officer required to obtain the level death benefit promised in Table I calculated using the 1983 group annuity table male rates and employing continuous functions.

2.14 Participant

     "Participant" shall mean a Senior Officer who has been designated in writing as a Participant by the Committee and has elected to participate in the Plan.


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2.15 Participant's Share

     "Participant's Share" shall mean the aggregate portion of premiums contributed by the Participant.

2.16 Participating Employer

     "Participating Employer" shall mean the Company or any affiliated or subsidiary company designated by the Board as a Participating Employer under the Plan, as long as such designation has become effective and continues to be in effect. The designation as a Participating Employer shall become effective only upon the acceptance of such designation and the formal adoption of the Plan by a Participating Employer. A Participating Employer may revoke its acceptance of designation as a Participating Employer at any time, but until it makes such revocation, all of the provisions of this Plan and any amendments thereto shall apply to the Participants and their beneficiaries of the Participating Employer.

2.17 Participating Employer's Share of Premium

     "Participating Employer's Share of Premium" shall mean the aggregate amount of insurance premium paid by the Participating Employer less the Participant's Share.

2.18 Plan

     "Plan" shall mean the Portland General Holdings, Inc. Senior Officers' Life Insurance Benefit Plan, as may be amended from time to time.

2.19 Policy

     "Policy" shall mean each life insurance policy which is issued by an insurer on the life of the Participant.

2.20 Retirement

     "Retirement" shall mean termination of employment with Portland General Holdings, Inc. and any and all Direct or Indirect Subsidiaries or affiliates of Portland General Holdings, Inc. at or after age sixty-five
(65), or at or after age fifty-five (55) and five (5) years of employment with Portland General Holdings, Inc. and any and all Direct or Indirect Subsidiaries or affiliates of Portland General Holdings, Inc..

2.21 Senior Administrative Officer

     "Senior Administrative Officer" shall mean the employee in the management position by the Committee designated to administer the Plan.

2.22 Senior Officer

     "Senior Officer" shall mean the Chief Executive Officer, the
President, Division Presidents, all Senior Vice Presidents, all Vice Presidents, the Treasurer and the Controller of the Participating Employer, all as elected or appointed by the Board of Directors of the Participating Employer.


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                         ARTICLE III-PARTICIPATION

3.1  Eligibility

     Eligibility shall be limited to those employees of a Participating Employer who have attained the position of Senior Officer on or before June 25, 1997.

3.2  Election to Participate

     A Participant may elect to participate in the Plan by completing such documents as may be prescribed by the Senior Administrative Officer.

                   ARTICLE IV-POLICY TITLE AND OWNERSHIP

4.1  Policy Title

     The Participant, or his transferee, shall be the owner of the Policy and may exercise all ownership rights granted to the owner by the terms of the Policy, except as herein provided. These shall include, but are not limited to, the right to assign his interest in the Policy, the right to change the beneficiary of that portion of the proceeds to which he is entitled under Article VII, and the right to exercise settlement options.

4.2  Participating Employer's Security Interest

     The only rights in and to the Policy granted to a Participating Employer shall be limited to its security interest in the cash value of the Policy, as defined in the collateral assignment attached as Exhibit A, and a portion of the death benefit, as hereinafter provided under Article VI.

                         ARTICLE V-PREMIUM PAYMENT

5.1  Participating Employer's Premium Payment

     Each premium on the Policy shall be paid by the Participating Employer as it becomes due.

5.2  Payment of the Participant's Share

     At the time of each premium payment by the Participating Employer, the Participant shall pay to the Participating Employer an amount equal to the economic benefit of said Policy enjoyed by the Participant. The economic benefit shall be equal to the lesser of the Insurer's one-year term cost or the PS-58 rate.


        ARTICLE VI-PARTICIPATING EMPLOYER'S INTEREST IN THE POLICY

6.1  Collateral Assignment

     Each Participant shall assign the Policy to the Participating Employer as collateral, under the form of collateral assignment attached as Exhibit
A. The assignment gives the Participating Employer the limited power to enforce its right to recover the Participating Employer's Share of Premium on the Policy and/or a portion of the death benefit thereof.


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6.2  Limitations

     The interest of the Participating Employer in and to the Policy shall be specifically limited to the following rights in and to the cash value and a portion of the death benefit:

          (a) the right to recover the Participating Employer's Share of Premium, in the event the Policy is surrendered or canceled by the Participant, as provided in paragraph 7.1;

          (b) the right to recover, upon the death of the Participant, all of the policy proceeds, in excess of that portion of the policy proceeds payable to the Participant's beneficiary or beneficiaries as provided in paragraph 7.2;

          (c) the right to recover the Participating Employer's Share of Premium, or to receive ownership of the Policy, in the event of termination by the Participant in the Plan, or in the event of termination of employment as provided in paragraph 8.1, 8.2 and 8.3.


             ARTICLE VII-PARTICIPANT'S INTEREST IN THE POLICY

7.1  Upon Surrender or Cancellation

     Upon surrender or cancellation of the Policy, the Participating Employer shall be entitled to receive a portion of the cash surrender value equal to the Participating Employer's Share of Premium. The balance of the cash surrender value, if any, shall belong to the Participant.

7.2  Upon Death

     Upon the death of the Participant, the beneficiary or beneficiaries designated by the Participant shall be entitled to receive that portion of the Policy proceeds equal to the amount set forth in Schedule I of this Plan.

7.3  Ownership of Cash Surrender Value

     Notwithstanding any other provision in the Plan to the contrary, the Participant shall at all times own a portion of the cash surrender value of the Policy equal to the Participant's Share to the extent said cash surrender value exceeds the Participating Employer's Share of Premium.


                        ARTICLE VIII-PLAN BENEFITS

8.1  Upon Termination of Participation in the Plan

     In the event the Participant terminates participation in the Plan prior to leaving the employment of the Participating Employer, the Participant shall execute any and all instruments that may be required to vest ownership of said Policy in the Participating Employer. The Participating Employer shall purchase from the Participant the Participant's interest in the cash surrender value set forth in paragraph
7.3 above for an amount equal to the Participant's Share. Thereafter, the Participant shall have no further interest in the Policy or this Plan.


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8.2  Upon Transfer to a Non-Participating Employer

     In the event the Participant transfers employment to a Direct or Indirect Subsidiary of Portland General Corporation that is an employer other than a Participating Employer, the Participant may elect either to:

          (a) reimburse the Participating Employer an amount equal to the Participating Employer's Share of Premium, upon receipt of which, the Participating Employer shall release the collateral assignment and thereafter shall have no further interest in the Policy, or

          (b) transfer his entire interest in the Policy to the Participating Employer by executing any and all instruments that may be required to vest ownership of said Policy in the Participating Employer. The Participating Employer shall purchase from the Participant the Participant's interest in the cash surrender value set forth in paragraph 7.3 above for an amount equal to the Participant's Share. Thereafter, the Participant shall have no further interest in the Policy or this Plan.

8.3  Upon Termination of Employment

          (a) In the event of termination of employment for Cause (as determined by the Committee) with a Participating Employer before Retirement, the Participant shall execute any and all instruments that may be required to vest ownership of said Policy in the Participating Employer. The Participating Employer shall purchase from the Participant the Participant's interest in the cash surrender value set forth in paragraph 7.3 above for an amount equal to the Participant's Share. Thereafter, the Participant shall have no further interest in the Policy or this Plan.

          (b) In the event of termination of employment because of a reduction in force, accepting a position of public service, or other reason not considered for Cause with a Participating Employer before Retirement, the Participant may elect either to:

               (i) reimburse the Participating Employer an amount equal to the Participating Employer's Share of Premium, whereupon receipt of payment from the Participant, the Participating Employer shall release the collateral assignment and thereafter shall have no further interest in the Policy, or

               (ii) execute any and all instruments that may be required to vest ownership of said policy in the Participating Employers. The Participating Employer shall purchase from the Participant the Participant's interest in the cash surrender value set forth in paragraph 7.3 above for an amount equal to the Participant's Share. Thereafter, the Participant shall have no further interest in the Policy or this Plan.

          (c) In the event of termination of employment, occurring at least two (2) years from the Effective Time, as defined in the Merger Agreement, the Participant shall be deemed to have retired for purposes of this Plan and shall be eligible to make the election specified in Section 8.5.

          (d) In the event of Involuntary Termination, occurring during the two-year period beginning with the date the stockholders of PGC approve the Merger Agreement, the Participant shall be entitled to the Change in Control benefit specified in Section 8.4.

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8.4  Upon a Change in Control

     In the event of a Change in Control, within sixty (60) days of such Change in Control, the Participating Employer shall:

          (a) determine to what extent the cash value exceeds the Net Single Premium and recover the excess, if any; and

          (b) upon recovery of the excess, release the collateral assignment and thereafter have no further interest in the Policy; and

          (c) pay to each Participant an amount equal to the excess, if any, of the Net Single Premium over the cash value released to the Participant in (b) above.

8.5  Upon Retirement

     In the event of termination of employment with Participating Employer at or after Retirement, the Participant may elect either to:

          (a) reimburse the Participating Employer an amount equal to the Participating Employer's Share of Premium, whereupon receipt of payment from the Participant, the Participating Employer shall release the collateral assignment and thereafter shall have no further interest in the Policy, or

          (b) continue as a Participant in the Plan with the Participating Employer continuing to pay premiums and the Participant continuing to pay the Participant's Share pursuant to Article V.

8.6  Timely Transfer of Ownership

     When, under the terms of Article VIII, ownership of the Policy transfers from the Participant to the Participating Employer, the Participant shall execute any and all instruments that may be required to vest ownership of said Policy in the Participating Employer within ninety
(90) days following receipt of notice from the Participating Employer.


                      ARTICLE IX-DURATION OF THE PLAN

9.1  Plan Continuation

     Subject to the provisions of Article VIII, this Plan shall continue with respect to each Participant until such time as the Cash Value of the Policy on a Participant is sufficient to permit:

          (a) the Participating Employer to recover the Participating Employer's Share of Premium; and

          (b) the Participant to recover an amount equal to the federal and state income tax he will incur as a result of termination of the split dollar arrangement; and

          (c) the death benefit to continue to the Participant's age ninety-five (95) with no further premium outlay based upon then current interest assumptions.


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9.2  Termination of Arrangement

     When the standard required by paragraph 9.1 is achieved and upon the Participating Employer receiving the Participating Employer's Share of Premium, the split dollar arrangement with that Participant shall terminate. The Participating Employer shall release the collateral assignment and thereafter, shall have no further interest in the Policy.


                ARTICLE X-AMENDMENT AND TERMINATION OF PLAN

10.1 Amendment

     The Senior Administrative Officer may amend the Plan from time to time as may be necessary for administrative purposes and legal compliance, provided, however, that no such amendment shall effect the benefit rights or levels of Participants or beneficiaries in the Plan. Prior to achieving the standard required by paragraph 9.1, the Committee may not amend, modify or revoke this Plan in a manner that reduces the rights of the Participant under this Plan.

10.2 Termination

     The Board of each Participating Employer may at any time, in its sole discretion, terminate the Plan in whole or in part for that Participating Employer, such that no future Participants will be allowed into the Plan. However, no such termination or suspension shall adversely affect the benefits of Participants which have accrued prior to such action, the benefits of any Participant who has previously retired, the benefits of any Beneficiary of a Participant who has previously died, or already accrued Plan liabilities between Participating Employers.


                  ARTICLE XI-INSURER NOT A PARTY TO PLAN

     An Insurer shall be bound only by the provisions of and endorsements on the Policy, and any payments made or action taken by an Insurer in accordance therewith shall fully discharge it from all claims, suits and demands of all persons whatsoever. Except as specifically provided by endorsement on the Policy, it shall in no way be bound by the provisions of this Plan.


                        ARTICLE XII-NAMED FIDUCIARY

12.1 Senior Administrative Officer; Committee

     The Senior Administration Officer is hereby designated the "Named Fiduciary" until removal by the Committee. As Named Fiduciary, the Senior Administrative Officer shall be responsible for the management, control and administration of the Plan established herein. The Senior Administrative Officer may allocate to others certain aspects of the management and operation responsibilities of the Plan, including the employment of advisors and the delegation of any ministerial duties to qualified individuals.

12.2 Indemnity of Senior Administrative Officer; Committee

     Each Participating Employer shall indemnify and hold harmless the Senior Administrative Officer and the Committee and its individual members against any and all claims,


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loss, damage, expense or liability arising from
any action or failure to act with respect to this Plan, except in the case of gross negligence or willful misconduct.

12.3 Availability of Plan Documents

     Each Participant shall receive a copy of this Plan, and the Senior Administrative Officer shall make available for inspection by any Participant a copy of the rules and regulations used in administering the Plan.

12.4 Cost of Plan Administration

     The Company shall bear all expenses of administration of this Plan. However, a ratable portion of the expense shall be changed back to each Participating Employer.


                       ARTICLE XIII-CLAIMS PROCEDURE

13.1 Claim

     Claims for any benefits due under the Plan or upon surrender of the Policy shall be made in writing by the Participating Employer, and the Participant or his designated beneficiary or beneficiaries, as the case may be, to the Named Fiduciary or his delegatee who shall respond in writing as soon as practicable.

13.2 Denial of Claim

     In the event a claim is denied or disputed, the Named Fiduciary shall, within a reasonable period of time after receipt of the claim, notify the Participating Employer, and the Participant or his designated beneficiary or beneficiaries, as the case may be, of such denial or dispute listing:

        (a) the reasons for the denial or dispute; with specific reference to the Plan provisions upon which the denial or dispute is based;

        (b) a description of any additional material or information necessary and an explanation of why it is necessary; and

        (c) an explanation of the Plan's claim review procedure.

13.3 Review of Claim

     Within sixty (60) days of denial or notice of claim under the Plan, a claimant may request that the claim be reviewed by the Named Fiduciary. The claim or request shall be reviewed by the Named Fiduciary, who may, but shall not be required to, grant the claimant a hearing. On review, the claimant may have representation, examine pertinent documents and submit issues and comments in writing.

13.4 Final Decision

     The decision of the Senior Administrative Officer on review shall normally be made within sixty (60) days. If an extension of time is required for a hearing or other special circumstances, the claimant shall be notified and the time limit shall be one hundred twenty


Page 10 - SENIOR OFFICERS' LIFE INSURANCE BENEFIT PLAN

(120) days. The
decision shall be in writing and shall state the reasons and the relevant Plan provisions. All decisions on review shall be final and bind all parties concerned.


                         ARTICLE XIV-MISCELLANEOUS

14.1 Not a Contract of Employment

     The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between a Participating Employer and a Participant, and neither a Participant nor a Participant's beneficiary shall have any rights against a Participating Employer except as may otherwise be specifically provided herein. Moreover, nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Participating Employer or to interfere with the right of the Participating Employer to discipline or discharge him at any time.

14.2 Liability for Benefits

     Except as otherwise provided in this paragraph, liability for the payment of a Participant's benefit pursuant to this Plan shall be borne solely by the Participating Employer that employs the Participant and reports the Participant as being on its payroll during the accrual or increase of the Plan benefit, and no liability for the payment of any Plan benefit shall be incurred by reason of Plan sponsorship or participation except for the Plan benefits of a Participating Employer's own employees. Provided, however, that each Participating Employer, by accepting the Board's designation as a Participating Employer under the Plan and formally adopting the Plan, agrees to assume secondary liability for the payment of any benefit accrued or increased while a Participant is employed and on the payroll of a Participating Employer that is a Direct Subsidiary or Indirect Subsidiary of the Participating Employer at the time such benefit is accrued or increased. Such liability shall survive any revocation of designation as a Participating Employer with respect to any liabilities accrued at the time of such revocation. Nothing in this paragraph shall be interpreted as prohibiting any Participating Employer or any other person from expressly agreeing to assumption of liability for a Plan Participant's payment of any benefits under the Plan.

14.3 Allocation of Asset

     The interests of each Participating Employer in and to the Policy as described in paragraph 6.2 shall be allocated, if applicable, pro rata among those Participating Employers who employed the Participant and reported the Participant as being on its payroll during the accrual or increase of the cash value. Such allocation of asset shall survive any revocation of designation as a Participating Employer or termination of the Plan with respect to any asset accrued at the time of such revocation or termination.

14.4 Protective Provisions

     A Participant will cooperate with a Participating Employer by furnishing any and all information requested by the Participating Employer, in order to facilitate the payment of benefits hereunder, and by taking such physical examination as the Participating Employer may deem necessary and taking such other action as may be requested by the Participating Employer.


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


14.5 Transfer of Participant's Interest in the Policy

     In the event a Participant shall transfer all of his interest in the Policy, then all of a Participant's interest in the Policy shall be vested in his transferee, who shall be substituted as a party hereunder, and a Participant shall have no further interest in the Policy.

14.6 Terms

     In this Plan document, unless the context clearly indicates the contrary, the masculine gender will be deemed to include the feminine gender, and the singular shall include the plural.

14.7 Governing Law

     The provisions of this Plan shall be construed and interpreted according to the laws of the State of Oregon, except as preempted by federal law.

14.8 Validity

     In case any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal and invalid provision had never been inserted herein.

14.9 Notice

     Any notice or filing required or permitted to be given to the Senior Administrative Officer under the Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail to the Senior Administrative Officer or to Secretary of Participating Employer. Notice to the Senior Administrative Officer, if mailed, shall be addressed to the principal executive offices of the Participating Employer. Notice mailed to the Participant shall be at such address as is given in the records of the Participating Employer. Notices shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

14.10 Successors

     The provisions of this Plan shall bind and inure to the benefit of the Participating Employer and its successors and assigns. The term successors as used herein shall include any corporate or other business entity which shall, whether by merger, consolidation, purchase or otherwise, acquire all or substantially all of the business and assets of the Participating Employer, and successors of any such corporation or other business entity.

     IN WITNESS WHEREOF, and pursuant to resolution of the board, the Company has caused this instrument to be executed by its officers thereunto duly authorized, as of this 19th day of November, 1997.

                         PORTLAND GENERAL HOLDINGS, INC.


                              By:  /s/ D. F. Kielblock

                              Its: Vice President


Page 12 - SENIOR OFFICERS' LIFE INSURANCE BENEFIT PLAN

                                SCHEDULE I

                       Death Benefits Payable Under

                       Portland General Corporation

               Senior Officers' Life Insurance Benefit Plan

                             1996 Restatement

                         Effective January 1, 1996




Chief Executive Officer  $1,000,000
President                   750,000
Senior Vice Presidents      750,000
Division Presidents         750,000
Other Officers              500,000

                                 EXHIBIT A

                           Collateral Assignment


     THIS ASSIGNMENT, made and entered into and effective this ____ day of _____________, 19___, by the undersigned as owner (the "Owner") of that certain Life Insurance Policy No. ______________ issued by ________________ ("Insurer") and any supplementary contracts issued in connection therewith (said policy and contracts being herein called the "Policy"), upon the life of _____________ ("Insured"), to Portland General Corporation, an Oregon corporation (the "Assignee").

                                WITNESSETH:

     WHEREAS, the Insured is a Senior Officer of the Assignee; and

     WHEREAS, said Assignee desires to provide the Insured with supplemental life insurance protection by contributing a portion of the annual premium due on the Policy, as more specifically provided for in the split dollar arrangement set forth in the Senior Officers' Life Insurance Benefit Plan (the "Plan"); and adopted as restated by the Assignee on December 1, 1988, a copy of which is attached hereto, incorporated by reference and made a part hereof; and

     WHEREAS, in consideration of the Assignee agreeing to pay a portion of the premiums, the Owner agrees to grant the Assignee an interest in the policy as security for the recovery of the Assignee's premium outlay.

     NOW THEREFORE, for value received, the undersigned hereby assigns, transfers and sets over to the Assignee, its successors and assigns, the following specific rights in the Policy, subject to the following terms and conditions:

     1. This Assignment is made, and the Policy is to be held, as collateral security for the premium payments made by Assignee, pursuant to the terms of the Plan.

     2. The Assignee's interest in the Policy shall further be limited to:

          (a) the right to recover the aggregate amount of insurance premium paid by the Assignee less the aggregate portion contributed by the Participant (the "Assignee's Share of Premium") in the event the Policy is surrendered or canceled by the Owner as provided in Section
     7.1 of the Plan,

          (b) the right to recover, upon the death of the Participant, all proceeds in excess of the death benefit promised in Schedule I of the Senior Officers' Life Insurance Benefit Plan,

          (c) the right to recover the Assignee's Share of Premium, the right to recover the excess of cash value over the Net Single Premium, or the right to receive ownership of the Policy in the event of termination of the split dollar arrangement as provided in Article VIII of the Plan.

                                 EXHIBIT A

                           Collateral Assignment
                                (Continued)

     3. Except as specifically herein granted to the Assignee, the Owner shall retain all incidents of ownership in the Policy, including, but not limited to, the right to assign his interest in the Policy, the right to change the beneficiary of that portion of the proceeds to which he is entitled under Article VI of the Plan, and the right to exercise all settlement options permitted by the terms of the Policy. Provided, however, that all rights retained by the Owner shall be subject to the terms and conditions of the Plan.

     4. The Assignee shall, upon request, forward the Policy to the Insurer, without unreasonable delay, for endorsement of any designation of change of beneficiary, any election of optional mode of settlement, or the exercise of any other right reserved by the Owner hereunder.

     5. The Insurer is hereby authorized to recognize the Assignee's claims to rights hereunder without investigating the reason for any action taken by the Assignee, the amount of its Share of Premium, the existence of any default therein, the giving of any notice required herein, or the application to be made by the Assignee of any amounts to be paid to the Assignee.

     The signature of the Assignee shall be sufficient for the exercise of any rights under the Policy assigned hereby to the Assignee, and the receipt of the Assignee for any sums received by it shall be a full discharge and release therefore to the Insurer.

     6. The Insurer shall be fully protected in recognizing the requests made by the Owner for surrender of the Policy with or without the consent of the Assignee, and, upon such surrender, the Policy shall be terminated and shall be of no further force or effect.

     7. Upon the full payment to the Assignee of its Share of Premium, or in the event of a Change in Control upon recovery of the excess of cash value over the Net Single Premium the Assignee shall release the Collateral Assignment and reassign to the Owner all specific rights included in this Collateral Assignment.

     IN WITNESS WHEREOF, the undersigned Owner has executed this Assignment the date and year first above written.

__________________________________   __________________________________
Witness                              Owner